Exhibit 10.23
INCREASE AND JOINDER TO CREDIT AGREEMENT
This INCREASE AND JOINDER TO CREDIT AGREEMENT (this “Agreement”) is made as of March 5, 2026, by and among SONIDA SENIOR LIVING, INC., a Delaware corporation (the “Borrower”), the direct and indirect Subsidiaries of the Borrower party hereto, as guarantor (the “Guarantors”), BMO BANK N.A., as administrative agent (together with any successor administrative agent, the “Administrative Agent”) for the Lenders (as defined below) and as Swingline Lender, the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the lenders (individually and collectively, the “Lender” or “Lenders”), the L/C Issuers party hereto and GOLDMAN SACHS BANK USA (“New Lender”). Unless otherwise defined herein, terms defined in the Credit Agreement set forth below shall have the same meaning herein.
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and certain banks and financial institutions party thereto from time to time (the “Lenders”) have entered into a certain Credit Agreement dated as of December 29, 2025 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the amount of the aggregate Commitments evidenced by the Credit Agreement be increased by the aggregate amount of THIRTY MILLION AND 00/100 DOLLARS ($30,000,000.00) pursuant to an exercise of its accordion rights as provided in Section 2.15 of the Credit Agreement, consisting of an increase in the Revolving Credit Commitment in the aggregate amount of THIRTY MILLION AND 00/100 DOLLARS ($30,000,000.00);
WHEREAS, the undersigned New Lender desires to provide a Revolving Credit Commitment and join into the Credit Agreement as a “Lender” as provided herein;
NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:
1.Increase of Total Commitment.
(a)Pursuant to Section 2.15 of the Credit Agreement, the parties hereto agree and acknowledge that, effective as of the Increase Effective Date (as defined below), (i) the aggregate total amount of the Commitments of the Lenders is NINE HUNDRED THIRTY MILLION AND 00/100 DOLLARS ($930,000,000.00), (ii) the aggregate amount of the Revolving Credit Commitment is FOUR HUNDRED FIVE MILLION AND 00/100 DOLLARS ($405,000,000.00), (iii) the aggregate amount of the Tranche 1 Term Loan Commitment remains unchanged at TWO HUNDRED SIXTY-TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($262,500,000.00), and (iv) the aggregate amount of the Tranche 2 Term Loan Commitment remains unchanged at TWO HUNDRED SIXTY-TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($262,500,000.00); and

(b)Schedule 2.2(A) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A to this Agreement.
2.Joinder of New Lender.
(a)By its signature below, New Lender joins in the execution of, and becomes a party to, the Credit Agreement and the other Loan Documents as a Lender with the Commitments set forth in Schedules 2.2(A) of the Credit Agreement (as amended hereby) and irrevocably assumes all rights and obligations in its capacity as a Lender under the Credit Agreement and the other Loan Documents to the extent of such Commitments.
(b)New Lender (1) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be a Lender under Section 13.2(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 13.2(b)(iii) of the Credit Agreement), (iii) from and after the Increase Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitments, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by its Commitments and either it, or the Person exercising discretion in making its decision to acquire such Commitments, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement with all amendments thereto, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.5 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to provide its Commitments, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to acquire its Commitments, and (vii) it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by New Lender; and (2) agrees that (i) it will, independently and without reliance upon the Administrative Agent, any Arranger, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(c)By its signature below, each of the Borrower, the Swingline Lender, the L/C Issuers and the Administrative Agent consents to the addition of New Lender as a Lender under the Credit Agreement.
3.Conditions to Effectiveness. This Agreement shall not be effective until the date (the “Increase Effective Date”) on which each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent on or prior to the date of this Agreement:
(a)This Agreement shall have been duly executed and delivered by the Borrower, the Guarantors, Administrative Agent, the Swingline Lender, the L/C Issuers and New Lender;
(b)All action on the part of the Borrower and the Guarantors necessary for the valid execution, delivery and performance by the Borrower and the Guarantors of this Agreement shall have been duly and effectively taken; and
(c)After giving effect to this Agreement, no Default shall have occurred and be continuing.
4.The Borrower hereby certifies that (i) the Loan Parties have duly and effectively taken all action necessary for the valid execution, delivery and performance by the Borrower and the Guarantors of this Agreement, (ii) the organizational documents and resolutions delivered to the Administrative Agent on the Effective Date pursuant to Sections 7.2(c), 7.2(d) and 7.2(e) of the Credit Agreement have not been amended, modified, or revoked and remain in full force and effect as of the date hereof, and (iii) no Default has occurred and is continuing on the date hereof.
5.Except as otherwise modified by this Agreement, the parties hereto hereby ratify, confirm, and reaffirm all of the terms and conditions of the Credit Agreement. The parties hereto further acknowledge and agree that all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, except as expressly provided in this Agreement. This Agreement constitutes a Loan Document for all purposes.
6.This Agreement, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Agreement.
7.Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.
8.This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the General Obligations Law of the State of New York.
[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the undersigned have caused this Increase and Joinder to Credit Agreement to be executed by its duly authorized representative as of the date first set forth above.

“BORROWER”:
SONIDA SENIOR LIVING, INC.

By:     /s/ Brandon M. Ribar
Name: Brandon M. Ribar
Title: Chief Executive Officer and President
[Signature Page to Increase and Joinder to Credit Agreement]

“GUARANTORS”
CAPITAL SENIOR LIVING PROPERTIES 4, INC.
By:     /s/ Brandon M. Ribar
Name: Brandon M. Ribar
Title: Chief Executive Officer and President
CSL CREEKSIDE FL, LLC
CSL HARRISON, LLC
CSL KINGWOOD, LLC
SONIDA BLUFFTON, LLC
SONIDA CHARLESTON, LLC
SONIDA FLORENCE, LLC
SONIDA JACKSONVILLE, LLC
SONIDA OVIEDO, LLC
SONIDA PORT ORANGE, LLC
SONIDA ST. AUGUSTINE, LLC
SONIDA ST. CLOUD, LLC
SONIDA PEACHTREE CORNERS, LLC
SONIDA LAWRENCEVILLE, LLC
SONIDA MANSFIELD TX, LLC
By:     /s/ Brandon M. Ribar
Name: Brandon M. Ribar
Title: Chief Executive Officer and President

[Signatures Continue on Next Page]
[Signature Page to Increase and Joinder to Credit Agreement]

BMO BANK, N.A., as Administrative Agent, L/C Issuer, and Swingline Lender

By: /s/ Darin Mainquist
Name: Darin Mainquist
Title: Managing Director
[Signature Page to Increase and Joinder to Credit Agreement]

“NEW LENDER”

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory
[Signature Page to Increase and Joinder to Credit Agreement]

ROYAL BANK OF CANADA, as L/C Issuer

By: /s/ William Behuniak
Name: William Behuniak
Title: Authorized Signatory

[Signature Page to Increase and Joinder to Credit Agreement]

ANNEX A

SCHEDULE 2.2(A)
REVOLVING CREDIT COMMITMENTS
[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]
Annex A